                               OPPENHEIMER VALUE FUND/VA
                   (a series of Oppenheimer Variable Account Funds)
                        Supplement dated July 24, 2007 to the
                           Prospectus dated April 30, 2007

     This supplement  amends the Prospectus  dated April 30, 2007 of Oppenheimer
Value Fund/VA (the "Fund") as follows:

     1. The section  titled  "Annual Fund  Operating  Expenses" on page 5, under
"Fees and Expenses of the Fund" is deleted in its entirety and replaced with the following:

     Fees and Expenses of the Fund

     The  following  tables are  provided  to help you  understand  the fees and expenses  you may pay if you buy and hold  shares of the  Fund.  The Fund pays a variety of expenses  directly  for  management  of its  assets,  administration, distribution  of its shares and other  services.  Those  expenses are subtracted from the Fund's assets to calculate  the Fund's net asset values per share.  All shareholders  therefore  pay those  expenses  indirectly.  The numbers below are based on the Fund's expenses during its fiscal year ended December 31, 2006.

     Shareholder  Fees.  The Fund does not charge an initial sales charge to buy shares or to reinvest  dividends.  There are no exchange fees or redemption fees and no  contingent  deferred  sales  charges.  Please refer to the  accompanying prospectus of the participating  insurance company for information on initial or contingent  deferred  sales charges,  exchange fees or redemption  fees for that variable life insurance  policy,  variable annuity or other investment  product.
Those charges and fees are not reflected in either of the tables below.

       -------------------------------------------------------------------------------------------
       Annual Fund Operating Expenses (deducted from Fund assets):
       (% of average daily net assets)
       -------------------------------------------------------------------------------------------
       ------------------------------------------- ------------------------- ---------------------
                                                     Non-Service Shares        Service Shares
       ------------------------------------------- ------------------------- ---------------------
       ------------------------------------------- ------------------------- ---------------------
       Management Fees                                      0.75%                   0.75%
       ------------------------------------------- ------------------------- ---------------------
       ------------------------------------------- ------------------------- ---------------------
       Distribution and Service (12b-1) Fees                None                    0.24%
       ------------------------------------------- ------------------------- ---------------------
       ------------------------------------------- ------------------------- ---------------------
       Other Expenses                                       1.39%                   1.90%
       ------------------------------------------- ------------------------- ---------------------
       ------------------------------------------- ------------------------- ---------------------
       Total Annual Operating Expenses                      2.14%                   2.89%
       ------------------------------------------- ------------------------- ---------------------
Expenses may vary in future years.  "Other Expenses" include transfer agent fees,  custodial  fees,  and  accounting  and legal  expenses the Fund pays. The
Fund's transfer agent has  voluntarily  agreed to limit transfer and shareholder servicing  agent  fees  to  0.35%  per  fiscal  year,  for  both  classes.  That undertaking  may be amended or withdrawn at any time. For the Fund's fiscal year ended  December  31, 2006,  the  transfer  agent fees did not exceed the expense limitation described above.

     The Manager  will waive fees and/or  reimburse  Fund  expenses in an amount equal to the indirect  management fees incurred through the fund's investment in
Oppenheimer  Institutional Money Market Fund. During the year ended December 31,
2006, the Manager  waived $37 for  Oppenheimer  Institutional  Money Market Fund
management fees. After this waiver the actual "Other Expenses" and "Total Annual
Operating  Expenses" as percentages of average daily was 1.89% and 2.88% for the
Service shares, the Non-Service shares were as shown above.

     Effective  January 1, 2007,  the Manager  voluntarily  agreed to an expense waiver of any total  expenses  over 1.25% of average net assets for  Non-Service shares and 1.50% for Service shares on an annual basis.  The expense waiver is a voluntary undertaking and may be terminated by the Manager at any time.

EXAMPLE.  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The example  assumes that you invest  $10,000 in shares of the Fund for the time periods  indicated  and reinvest  your  dividends  and  distributions.  The example also assumes that your investment has a 5% return each year and that the
Fund's operating expenses remain the same. Separate account or contract expenses are not included and if they were  included,  overall  expenses would be higher.
Your actual costs may be higher or lower,  because expenses will vary over time.
Based on these assumptions your expenses would be as follows, whether or not you redeem your investment at the end of each period:

     ------------------------- ---------------- ---------------- ---------------- ----------------
                                   1 Year           3 Years          5 Years         10 Years
     ------------------------- ---------------- ---------------- ---------------- ----------------
     ------------------------- ---------------- ---------------- ---------------- ----------------
     Non-Service Shares             $219             $677            $1,161           $2,498
     ------------------------- ---------------- ---------------- ---------------- ----------------
     ------------------------- ---------------- ---------------- ---------------- ----------------
     Service Shares                 $296             $908            $1,545           $3,260
     ------------------------- ---------------- ---------------- ---------------- ----------------

     2. The  section  titled  "Advisory  Fees" on page 8, under "How the Fund is
Managed," is deleted in its entirety and replaced with the following:

Advisory Fees. Under the investment advisory  agreement,  the Fund pays the
Manager an advisory fee at an annual rate that declines on additional  assets as the Fund grows:  0.75% of the first $200  million of average  annual net assets,
0.72% of the next $200  million,  0.69% of the next $200  million,  0.66% of the next $200 million, and 0.60% of the average annual net assets over $800 million.
Effective  January 1, 2007,  the  Manager has  voluntarily  agreed to an expense waiver of any total  expenses over 1.25% for  Non-Service  shares and over 1.50%
for  Service  shares on an  annual  basis.  The  expense  waiver is a  voluntary undertaking  and may be amended or  withdrawn  by the  Manager at any time.  The
Fund's  management  fee for its fiscal year ended December 31, 2006 was 0.75% of the Fund's average annual net assets.

     A discussion regarding the basis for the Board of Trustees' approval of the
Fund's investment  advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2006.

July 24, 2007                                                       PS0642.003